SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

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☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec.240.14a-12

Eclipsys Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECLIPSYS CORPORATION	Stockholder Meeting to be held on 6/11/08
** IMPORTANT NOTICE **	Proxy Material Available
Regarding the Availability of Proxy Material	• Notice and Proxy Statement • Annual Report
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 5/28/08.

ECLIPSYS CORPORATION THREE RAVINIA DRIVE ATLANTA, GA 30346
HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET     -  www.proxyvote.com

2) BY TELEPHONE  -  1-800-579-1639

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	6/11/08
Meeting Time:	9:00 a.m. Eastern Time	If you wish to vote these shares in person at the Meeting you will need to request a ballot from the meeting attendant.
For holders as of:	4/14/08
Meeting Location:
Eclipsys Headquarters
Three Ravinia Drive
Atlanta, Georgia 30346
Meeting Directions:		Vote By Internet
For Meeting Directions Please Call: 888-325-4779

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 10, 2008. Have your notice in hand when you access the web site and follow the instructions.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” ITEMS 1, 2 AND 3.

1.	ELECTION OF DIRECTORS

Nominees:

01)	R. Andrew Eckert

02)	Eugene V. Fife

2.	To approve the 2008 Omnibus Incentive Plan.

3.	To ratify the selection of PricewaterhouseCoopers LLP by the Board of Directors as the company’s independent registered certified public accounting firm for the current fiscal year.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.